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                                                                    EXHIBIT 10.5

                             SPECIAL WARRANTY DEED
                             ---------------------


THE STATE OF TEXAS  (S)
                    (S)           KNOW ALL MEN BY THESE PRESENTS
COUNTY OF DALLAS    (S)


          THAT, FOREST/HILLCREST PARTNERS, a Texas joint venture ("GRANTOR"), for an in consideration of the sum of Ten Dollars ($10.00) cash in hand paid by COMPUCOM SYSTEMS, INC., a Delaware corporation ("GRANTEE"), whose address is 10100 North Central Expressway, Dallas, Texas 75231 and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Grantor, has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Grantee, the real property more particularly described on EXHIBIT "A" attached hereto, together with all
                          -----------
improvements, located thereon (the "PROPERTY").

          This conveyance is being made by Grantor and accepted by Grantee subject only to those certain title exceptions set forth in EXHIBIT "B" attached
                                                            -----------
hereto and made a part hereof for all purposes, but only to the extent that such exceptions are valid, existing, and in fact, affect the Property (the "PERMITTED EXCEPTIONS").

          Ad valorem taxes for the year of this deed have been prorated; accordingly, Grantee assumes responsibility to pay all ad valorem taxes on the Property for such year.

          TO HAVE AND TO HOLD the Property, together with, all and singular, the rights and appurtenances thereto in anywise belonging, to Grantee and Grantee's successors and assigns forever, and subject to the Permitted Exceptions, Grantor does hereby bind Grantor and Grantor's successors and assigns to warrant and forever defend, all and singular, the Property unto the Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise.



                           [SIGNATURE PAGE FOLLOWS]
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          EXECUTED to be effective the 27th day of September, 1996.

                         GRANTOR:

                         FOREST/HILLCREST PARTNERS,
                         a Texas joint venture

                         By: FOREST HILLS PARTNERS, LTD.,
                             a Texas limited partnership, a venturer

                             By: RPG/EP COMPANY, INC., a Texas corporation,
                                 its general partner


                                 By:  /s/ Richard C. Strauss
                                      ------------------------------------------
                                 Name:   Richard C. Strauss
                                 Title:  Chairman


                         By: OLY HILLCREST, L.P., a Texas limited partnership, a
                             venturer

                             By: OLY GP INVESTMENTS, L.P., a Texas limited
                                 partnership, its general partner

                                 By: OLYMPUS REAL ESTATE FUND GP PARTNERS, a
                                     Texas general partnership, its general
                                     partner

                                     By:  HMTFD FUND I PARTNERS, L.P., a Texas
                                          limited partnership, its managing
                                          partner

                                          By: HMTF/OLYMPUS GP, INC., a Texas
                                              corporation, its general partner


                                              By:  /s/ Jeffrey G. Mundy
                                                   -----------------------------
                                              Name:   Jeffrey G. Mundy
                                              Title:  Vice President

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